loanDepot.com, LLC

Wipro Opus Risk Solutions, LLC

300 Tri-State International – Suite 320 | Lincolnshire, IL 60069 | www.opuscmc.com | 224.632.1300

Executive Narrative

June 22, 2021

Performed by
Wipro Opus Risk Solutions, LLC

For
loanDepot.com, LLC
MMCA 2021-MTG3

This report summarizes the results of a full credit, compliance and value and a separate value review performed for loanDepot.com. The full credit, compliance and value review was performed on a pool of 184 loans. The 184 loans were provided by loanDepot.com, LLC (“Customer”) who provided Wipro Opus Risk Solutions, LLC (“Consultant”) with a data tape on the loans which were loaded into the Paragon® underwriting software. Consultant noted during the review 68 loans were approved with a property inspection waiver (“PIW”).  Consultant ordered an AVM to test the value provided on the AUS contained in the loan file on the PIW loans.  An initial  value grade of a “C” was assigned to the PIW loans. If the AVM supported the value provided on the AUS showing no more than a 10% drop in value with a confidence score of at least 80, the loan was assigned a final value grade of a “B”.  For the remaining loans with an appraisal, they were tested to a value waterfall beginning  with a Collateral Underwriter Risk Score of 2.5 or less would not require secondary valuation product. On loans with Collateral Underwriter Risk Score of greater than 2.5 or no CU score, a desk review was ordered.  If the final value product in the value waterfall supported the appraised value within a 10% variance or Collateral Underwriter Risk Score of 2.5 or less, a final value grade  “A” was assigned.  The scope, loan numbers  and results of the full credit, compliance and value review are contained in Exhibit A.

loanDepot.com directed the Consultant to perform a valuation only review on a  pool of 324 loans.  The value only review consisted of 199 loans with an appraisal and 125 with a PIW.  The  199 loans were tested to a value waterfall beginning  with a Collateral Underwriter Risk Score of 2.5 or less would not require secondary valuation product. On loans with Collateral Underwriter Risk Score of greater than 2.5 or no CU score, a desk review was ordered.  If the final value product in the value waterfall supported the appraised value within a 10% variance or Collateral Underwriter Risk Score of 2.5 or less, a final value grade  “A” was assigned. Consultant noted during the review 125 loans were approved with a property inspection waiver (“PIW”).  Consultant ordered an AVM to test the value provided on the AUS contained in the loan file on the PIW loans.  An initial  value grade of a “C” was assigned to the PIW loans. If the AVM supported the value provided on the AUS showing no more than a 10% drop in value with a confidence score of at least 80 the loan was assigned a final value grade of a “B”.  The scope, loan number and results of the value only review are contained in Exhibit B.

Consultant was established in 2005. Consultant was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

Exhibit A
Jumbo Prime, and Agency Conforming High Balance - Securitization

1.	Credit Qualification
A re-underwriting review will be conducted in order to verify that the requisite underwriting guidelines as specified by Client are met. Confirmation of the loan terms will be performed through recalculation and review of documentation contained in the loan file provided to the Consultant.  The Credit Qualification review will consist of the following:
1.1	Guidelines
Determine whether each mortgage loan meets the requisite guideline requirements as specified by the Client. In lieu of specific requirements, Consultant should consider Regulation Z including Appendix Q if applicable.  If the loan pre-dates the requirements of Regulation Z and Appendix Q, Consultant will consider Fannie Mae’s Single-Family guidelines.

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1.2	Employment
Review the file documentation for minimum required level of employment, income and asset verifications pursuant to Client provided underwriting guidelines.
1.3	Income
Recalculate borrower(s) monthly gross income and verify calculations of income as used by the original loan underwriter at origination to determine compliance with the Client provided underwriting guidelines.
1.4	Assets
Confirm the presence of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity.
1.5	Debt Ratio
Recalculate the debt to income ratio and verify the ratio accuracy used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and regulatory requirements.
1.6	Property Valuation
Analyze all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Review the appraisal to determine the appraisal(s) meet the requirements of Client provided underwriting guidelines.
1.7	Loan-to-Value Ratio
Recalculate and verify the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and meet Client provided underwriting guideline and regulatory requirements.
1.8	Credit History
Review the credit report to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client provided underwriting guideline requirements.
1.9	Credit Scores
Verify that borrower(s) meet minimum credit score requirements of the Client provided underwriting guidelines
1.10	Compensating Factors
Verify exceptions to the Client provided underwriting guidelines are documented and reasonable.
2.	Document Review
A review of each loan file will be performed to confirm the presence of material documentation as applicable to the specifics of the loan transaction. The Document Review will consist of the following:
2.1	Collateral Docs
2.1.1	Title Commitment / Policy
Verify the presence of the title commitment or final title policy. Confirm vested parties and the description of the property, liens and tax assessments.
2.1.2	Mortgage Note / Security Instrument
Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addendums and endorsement are present and duly executed.
2.1.3	Mortgage / Deed of Trust
Verify the presence of a copy Mortgage or Deed of Trust. Confirm that the documents have been executed by all required parties and that all riders, addendums and exhibits are present and duly executed.  If the loan closed within 12 months of the review, Consultant will confirm the presence of a letter from the title company specifying the date the Mortgage / Deed Trust was sent for recording.  If the closing did not occur within 12 months of the review and a copy of the recorded Mortgage /Deed of Trust is not contained in the loan file, the Client will submit a report from an independent document custodian verifying the presence of a recoded mortgage or a stamped / signed copy of the document stating the date the document was sent for recording.
2.1.4	Conveyance Deed

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Verify as applicable that a proper conveyance deed is present in the loan file. Confirm the proper transfer of ownership interest of the subject parties is detailed on the deed.
2.2	Closing Docs
2.2.1	Final Hud-1 Settlement Statement
If required, verify the presence of a final HUD-1. Verify the completeness of required data and signatures or certification depending upon state compliance requirements.
2.2.2	Final Truth-in-Lending Disclosure
If required, verify the presence of a final Truth-in-Lending Disclosure. Verify the completeness of required data and that all required signatures are present.
2.2.3	Notice of Right to Cancel
If required based on the specifics of the loan transaction, confirm the presence and required execution of the Notice of Right to Cancel.
3.2.4 If required verify the presence of the current Loan Estimate (LE) at the time of origination
3.2.5 If required verify the presence of the current Closing Disclosure (CD) at the time of origination.
2.3	Credit Docs
2.3.1	Loan Application
Verify the presence and completeness of both the initial and final loan applications.
2.3.2	Underwriting Worksheet
Verify the presence of the relative underwriting worksheet i.e. form 1008, FHA MCAW and VA’s Loan Analysis.
2.3.3	Credit Report
Verify the presence of a credit report for each borrower. Confirm that the credit report was pulled within the timing requirements allowable per the Client provided underwriting guidelines.
2.3.4	Housing Payment History
In the absence of housing payment histories on the borrower(s) credit report(s), verify that that the file contains a verification of rent or a verification of mortgage form.
2.3.5	Letters of Explanation
When Letters of Explanation are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
2.3.6	Gift Letters
When Gift Letters are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
2.3.7	Income Documentation
Verify the presence of income and employment related documentation required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.
2.3.8	Asset Documentation
Verify the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.
2.3.9	Property Valuation Tools
Verify that each loan file contains adequate appraisal and other third party valuation tools to satisfy the minimum required documentation under the relative Client provided underwriting guidelines.
2.3.10	Proof of Insurance
Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

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3.	Regulatory Compliance

Each mortgage loan file will be subject to a post-closing regulatory compliance review to verify that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans meet the applicable disclosure requirements provided under (i) the federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the National Flood Insurance Act, (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances enacted to combat predatory lending.

3.1	Federal Truth in Lending Act/Regulation Z:

A review of the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This includes a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 / §1026.23):  Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3 day rescission period was adequately provided to the borrower(s).

3.2	Business Days as Defined by Regulation Z:

General business day is defined as the days on which a creditor’s offices are open to the public for carrying on substantially all of its business functions  excluding  Sundays and holidays specified by §1026.2(a)(6). Specific business day is defined as all calendar days (Monday through Saturday) excluding Sundays and holidays specified by 5 U.S.C. 6103(a)

3.3	MDIA ( Mortgage Disclosure Information Act) - Applications Dated After 07/30/2009 and Prior to 10/03/2015):

3.3.1	Initial Delivery: Creditor must deliver the Initial Disclosures within 3 “general” business days of application
3.3.2	No Pre-disclosure Fees: Creditor may not charge fees, other than credit report fee, prior to borrower receiving the Initial Disclosures
3.3.3	7 Day Waiting Period: Creditor must deliver the Initial Disclosures more than 7 “specific” business days prior to closing
3.3.4
3 Day Waiting Period: Creditor must issue revised disclosures if APR in initial disclosures becomes inaccurate.  Closing may not occur until the 3rd “specific” business day after the consumer receives the corrected disclosures.

3.3.5	APR on Final TIL: APR on Final TIL must be within tolerance 1/8 or ¼ of percent difference in APR based on regular or irregular payment stream.

3.4	Home Ownership Equity Protection Act (HOEPA) testing, to include:

3.4.1	APR test [HOEPA (§1026.32(a)(1))] and [HPML(§1026.35(a)(1))]
3.4.2	Points and Fees test[HOEPA (§1026.32(a)(2))]

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3.4.3	Review of HOEPA disclosure (§1026.32(c)) for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)
3.4.4	Review and confirm documentation type (i.e. full, stated, no ratio)
3.4.5	Review for evidence of prepayment penalty
3.4.6	Verification of Debt to Income conformity, when necessary.

HOEPA (Section 32) loan coverage has been expanded to include purchase-money mortgages and open-end credit plans (i.e., home equity lines of credit or HELOCS), as well as the amendment of rate and points and fees threshold testing. Consultant system requirements have been updated to address the expansion of coverage as well as amendments to threshold testing. In addition, there is a homeownership counseling requirement to be verified for all covered loans.

3.5	RESPA/Regulation X (Loans with an Application Date prior to 10/03/2015):

Each mortgage loan will be reviewed to ensure compliance with the January 1, 2010, or most current amendments to Regulation X.  The RESPA/Regulation X review will consist of the following:

3.5.1	Good Faith Estimate (GFE):
3.5.2	Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
3.5.3	Confirm the presence of the current GFE form in effect at the time of origination.
3.5.4	Verify the GFE was provided to the borrower(s) within three days of “Application”.
3.5.5	Application shall be defined by Regulation X and generally be considered complete when the following seven conditions are met:
3.5.5.1	Borrower(s) First and Last Name
3.5.5.2	Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)
3.5.5.3	Subject Property Address (including “To Be Determined”)
3.5.5.4	Mortgage Loan Amount Sought
3.5.5.5	Estimation of Property Value
3.5.5.6	Monthly Income
3.5.5.7	Any other requirement as defined in the lender’s policies and procedures
3.5.6	Consultant will verify that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.
3.5.7
Fees will be reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.

3.5.8	Analysis to determine whether a Changed Circumstance form is required to accompany each revised Good Faith Estimate (GFE)
3.5.9	Change of Circumstance Definition:
3.5.9.1	Acts of God, war, disaster or other emergency;
3.5.9.2	Information particular to borrower or transaction that was relied on in providing the GFE and that changes or is found to be inaccurate after GFE has been provided to borrower;
3.5.9.3	New information particular to the borrower or transaction that was not relied on in providing the GFE; or
3.5.9.4	Other circumstances that are particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems

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3.5.9.5
In the event any of the above occurs, the loan originator is required to provide a new revised GFE to the borrower within 3 business days of receiving information sufficient to establish “changed circumstances” and document the reason the revised GFE was provided.

3.5.9.6
Rate Locks: If the rate has not been locked by the borrower or a locked rate has expired, the charge or credit for rate chosen, adjusted origination charges, per diem interest and loan terms related to the rate may change.  If borrower later locks the rate, a new GFE must be provided showing the revised rate-dependent charges and terms.  All other charges and terms must remain the same as on the original GFE, except as otherwise provided above for “changed circumstances.”

3.5.10	Final HUD-1: Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
3.5.10.1	Confirm the presence of the current applicable Final HUD-1 form
3.5.10.2	Confirm the Final HUD-1 accurately lists all broker and YSP fees.
3.5.11	Good Faith Estimate (GFE ) and Final HUD-1 Analysis: Confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
3.5.11.1	Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:
3.5.11.1.1	Origination Charge
3.5.11.1.2	Credit or Charge for Interest Rate Chosen
3.5.11.1.3	Adjusted Origination Charge
3.5.11.1.4	Transfer Taxes
3.5.11.2
Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:

3.5.11.2.1	Lender-required settlement services (lender selects third-party provider);
3.5.11.2.2	Lender-required services, title services and required title insurance, and owner’s title insurance, when the borrower uses a settlement service provider identified by the loan originator; and
3.5.11.2.3	Government recording charges
3.5.12	Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1
3.5.13	Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to
3.5.14	Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD-1
3.5.15	Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

3.6	QM / ATR (Qualified Mortgage / Ability to Repay) Dodd Frank Review (Loans with Application Date on or after 01/10/2014)

3.6.1	Ability-to-Repay:

3.6.1.1
Consultant will incorporate checkpoints for the ATR’s eight verification steps for any origination QC work. Consultant has the option to run ATR checks on any transactions subject to QM that falls outside the ability to meet QM guidelines, whether due to coverage exceptions or due to failing QM criteria. Thus, any transaction that is being tested for QM will also have the ability to be screened for ATR if the QM testing fails or the loan is exempt from QM.

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3.6.1.2
Consultant is required to verify all information within the scope of the eight verification steps before an ATR loan can pass. These eight tests include verifications of any amounts used in the loan consideration and a page(s) reference to the third party records/documentation/images:

3.6.1.2.1	Income and assets
3.6.1.2.2	Current employment status
3.6.1.2.3	Monthly qualifying mortgage payment for the proposed loan
3.6.1.2.4	Monthly qualifying mortgage payment for the simultaneous loan on the same property payments for taxes, insurance and HOA, etc.

3.6.1.2.5	Debts, alimony and child support
3.6.1.2.6	Qualifying monthly DTI and residual income
3.6.1.2.7	Credit history
3.6.1.3
If all of the verifications are made and each of the eight topic areas is confirmed to agree with the representations made by the lender, and there are no credit exceptions to the lender’s guidelines, the loan will pass the ATR test. If any of the conditions fail or the loan lacks the documentation to support the stated values in any of the areas, affected items will not be considered verified and the loan will be subject to failing the ATR test.

3.6.1.4	ATR results will be reported as ATR-Pass, ATR-Fail and ATR-Exempt. This is in addition to the existing credit and compliance related reporting by Consultant.

3.6.2	Qualified Mortgage

Consultant has built edits and system processes to evaluate whether a loan meets the requirements of the Qualified Mortgage regulations. There are 4 different Qualified Mortgage subtypes; Qualified Mortgage (QM), Temporary QM (TQM), Small Creditor QM (SCQM) and Small Creditor Balloon QM (BQM). While regulations carve out special guidance on small creditor originations, Consultant will not be reviewing any additional documentation required to certify a small creditor and will test all files against either QM or TQM. All QM loan types must meet the following conditions:
3.6.2.1	No Negative Amortization and no interest only payments
3.6.2.2	No loan terms to exceed 30 years
3.6.2.3	Threshold test for Points and Fees of less than or equal to 3.00% of the total loan amount (there are five levels of testing including four for loan amounts under $100,000)
3.6.2.4	Only documented verifications may be used to qualify the application (all loans are full documentation)
The differentiation in testing for QM and TQM is in following a debt-to-income threshold of 43.00% for QM versus meeting the underwriting guidelines from the designated agency (GSE, HUD, FHA, USDA, etc.) for TQM. For the creditor, originating a loan under TQM parameters provides for greater flexibility in qualifying an applicant whose debt-to-income may exceed 43% and still passes the guidelines of the agency.

3.6.3	QM DTI Testing

The new debt-to-income threshold of 43.00% applies to any QM loan.  The calculation will include new requirements for calculating the QM Loan Payment and Simultaneous Loan Payment with different rules for fixed rate fixed term and variable rate loans. Those two calculated values are included in the new QM debt-to-income test. In addition, only verified amounts will be included in the QM debt-to-income test - verified income and assets, loan and simultaneous loan payments, insurance, taxes and HOA, alimony, child support and open debts. The calculated value will be the verified debts divided by the verified income represented as a ratio, with amounts less

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than or equal to 43.00% passing, and anything above 43.00% failing. Failing this test also results in returning an overall QM status of Fail.

3.6.4	TQM Guideline Testing

For GSE/HUD/FHA directed loans, the testing standard is to fail any application that does not meet the appropriate credit guidelines. The guidelines are not set by regulation and may include a higher debt-to-income threshold. The guidelines include:
3.6.4.1	LTV / CLTV
3.6.4.2	DTI – using the same calculation guidelines as QM
3.6.4.3	Credit Score
3.6.4.4	Reserves
3.6.4.5	Maximum Loan Amount
3.6.4.6	Maximum Cash Out
3.6.4.7	Disposable Income
Threshold failures will either be greater than the guideline or less than the guidelines as appropriate.

Note: A failure identified within the guidelines may result in a Fail condition for qualifying the loan as a TQM, even when the debt-to-income calculation would not exceed the 43.00% DTI level, such as a low credit score or a high loan-to-value ratio. Consultant will note the TQM failure. Customized reporting is available to support Customer requirements for specific loan conditions.

3.6.5	Points and Fees Testing

3.6.5.1
All loans seeking QM/TQM status need to pass the points and fees testing guidelines. QM Points and Fees testing will be done under the same approach as points and fees testing under HOEPA regulations, including the six components below subject to specific guidance for inclusion or exclusion :

3.6.5.1.1
Finance charge - Third-party services included, if Consultant is unable to determine “bona fide” status from normal file documentation. Exceptions may require additional documentation to be provided. The same treatment goes for “bona fide discount points” if documentation is not present in file.

3.6.5.1.2	Loan originator compensation – Compensation/YSP known at the time of the consummation will be included but Consultant does not review lender or broker compensation programs as part of its QM testing.
3.6.5.1.3	Real estate-related fees
3.6.5.1.4	Premiums for credit insurance, credit property insurance, and other insurances where the creditor is the beneficiary, debt cancellation or suspension coverage payments
3.6.5.1.5	Maximum prepayment penalty
3.6.5.1.6	Prepayment penalty paid in a refinance.
3.6.5.2	In addition, the calculation is built based on the note amount with different thresholds above the 3.00% level for amounts less than $100,000 adjusted annually:
3.6.5.2.1	3 percent of the total loan amount for a loan greater than or equal to $100,000
3.6.5.2.2	$3,000 for a loan greater than or equal to $60,000 but less than $100,000
3.6.5.2.3	5 percent of the total loan amount for a loan greater than or equal to $20,000 but less than $60,000
3.6.5.2.4	$1,000 for a loan greater than or equal to $12,500 but less than $20,000
3.6.5.2.5	8 percent of the total loan amount for a loan less than $12,500

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3.6.6	QM/ATR Reporting

For QM/TQM testing, the results of the debt-to-income test (QM) or guideline review (TQM) and the Points and Fees test will result in the following available compliance conditions as requested by the rating agencies:
3.6.6.1	QM – NonHPML	[QM or TQM – Pass / HPML – No]
3.6.6.2	QM – HPML	[QM or TQM – Pass / HPML – Yes]
3.6.6.3	NonQM – Compliant	[QM or TQM – Fail, Exempt / ATR – Compliant]
3.6.6.4	NonQM – Noncompliant[QM or TQM – Fail, Exempt / ATR – Noncompliant]
3.6.6.5	Not Covered – Exempt	[QM or TQM – Exempt / ATR – Exempt]
As with ATR testing, these QM results are in addition to the existing credit and compliance related reporting currently performed by Consultant. Customized reporting is available based on mutual agreement on individual Customer needs.

3.6.7	HPML Testing – QM APR

Current testing for HPML will now be performed using one of two formulas, normal QM and FHA TQM. For QM, a loan will be considered a Higher Priced Mortgage Loan if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM, the formula is modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor.

3.6.8	Escrow Requirement

Loans that fall under the guidelines of a Higher Priced Mortgage Loan (HPML) will require escrow accounts to be in place for the first five years of the transaction.  A loan will be considered a Higher Priced Mortgage Loan based on the guidelines shown above (HPML Testing – APR)

3.6.9	HPML Appraisal Rule

An HPML designation also requires additional appraisal requirements. A loan will be considered a Higher Priced Mortgage Loan under the HPML Appraisal Rule if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on Conforming First Liens, 2.50% for Jumbo First Liens and 3.50% or more percentage points on Second Liens. Requirements include:
3.6.9.1	Three day disclosure from application of the right to a free copy
3.6.9.2	Written appraisal from certified or licensed appraiser
3.6.9.3	Interior inspection
3.6.9.4	Delivery of copies no later than 3 days prior to consummation
3.6.9.5	If the property falls under the ‘flipping’ definition, a second appraisal is required and must document:
3.6.9.6	The difference in the original sales price and the subsequent sales price
3.6.9.7	Changes in market conditions
3.6.9.8	Property improvements
There is additional responsibility for providing copies of ALL documentation used in the valuation of the property, not just the final appraisal, and requirements for full appraisals, versus other forms of valuations. System enhancements have also been made to require verification of documentation and acknowledgement by the reviewer of evidence supporting the new requirements.

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3.7.	TILA RESPA Integrated Disclosure Statement Of Work
3.7.1.	ELIGIBILITY
3.7.1.1.	The following criteria are used in determining whether TRID applies:
3.7.1.1.1.	The Application Date is October 3, 2015, or later (the earlier of the date the broker or lender received the borrower’s application).
3.7.1.1.2.	The Loan Purpose and Property Type includes a closed-end mortgage secured by real estate:
3.7.1.1.2.1.	Purchase
3.7.1.1.2.2.	Refinance (Cash Out or Rate Term)
3.7.1.1.2.3.	Construction and Construction to Permanent Financing
3.7.1.1.2.4.	SFR, 1-4 Unit, PUD, Condo and Coops (Coop may be excluded based on Client instructions)
3.7.1.1.3.	The Loan Purpose and Property Type does not include:
3.7.1.1.3.1.	HELOCs
3.7.1.1.3.2.	Reverse mortgages
3.7.1.1.3.3.	Dwellings that are not attached to real property

3.7.1.1.4.	Mobile homes, where the consumer does not own the land For purposes of determination of Occupancy, TRID applies to loans for owner occupied, second home and vacant land.
3.7.1.1.5.	Opus CMC will apply the standard exemptions from TILA, i.e., business purposes loans, loans for agricultural purposes and loans secured by five (5) or more units.
3.7.1.1.5.1.
Please be aware that TILA contains a TRID-specific exemption for certain subordinate lien loans for the purposes of various types of assistance programs such as down payment or closing cost, property rehabilitation, energy efficiency or foreclosure avoidance or prevention. Opus CMC will not test such loans for TRID compliance.

3.7.2.	TRID COMPLIANCE REVIEW– LOAN ESTIMATE (″LE″)
3.7.2.1.	INITIAL LE
3.7.2.1.1.
Verification of compliance with timing requirements as to whether the Initial LE was delivered within three (3) business days from the Application Date. The Initial LE shall use the delivery date to calculate the earliest closing Consummation Date (no less than seven (7) business days from the delivery of the Initial LE). The delivery date is the date the creditor hand delivers the disclosures or places the disclosures in the mail, 1026.19(e)(1).

3.7.2.2.	REVISED LEs
3.7.2.2.1.
If there has been a revision to the LE, validate that the Revised LE is provided within three (3) days of COC, BRC or interest rate lock.  Review as necessary for sufficient information to establish one of the six (6) valid reasons to reset tolerance fees set forth in TRID:

3.7.2.2.1.1.	Changed Circumstance affecting settlement charges
3.7.2.2.1.2.	Change Circumstance affecting eligibility
3.7.2.2.1.3.	Revisions requested by the consumer
3.7.2.2.1.4.	Interest rate dependent charges

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3.7.2.2.1.5.	Expiration of the LE and
3.7.2.2.1.6.	Delayed settlement date on a construction loan
3.7.2.2.1.7.	Timing Requirement for LE 7 days prior to consummation
3.7.3.	DETERMINATION OF FINAL BINDING LE
3.7.3.1.
Review and analyze each LE in file to determine final Binding LE.  If there is a change in loan terms, change in interest rate or increase in charges subject to variances without valid reason for a Revised LE as set forth above, findings will be cited. If a Revised LE was issued without a valid reason, the previous valid LE would be considered the Binding LE for the purposes of comparison with the Closing Disclosure. [Also see Variance Tests and Closing Disclosure for COC/BRC events disclosed after issuance of Initial CD]

3.7.3.1.1.
Verification of compliance with timing requirements that there have been no loan estimates provided to the borrower after a Closing Disclosure has been delivered, and whether the Final LE was provided at least four (4) business days prior to the closing Consummation Date.

3.7.3.1.2.
If the LE does not contain a signature line for the consumer’s confirmation of receipt, then OPUS will look for the “Loan Acceptance” statement under “Other Considerations” or other client-documented acknowledgement and borrower intent to proceed.

3.7.3.1.3.	Verification that the correct form is used and all sections of the Initial LE are completed (no blanks, “NA’s” or incomplete sections) and the Initial LE is accurate as follows:
3.7.3.1.3.1.	Verification of the technical formatting of the LE is NOT included in the standard review. The formatting of the document is the responsibility of the document preparation source.
3.7.3.1.3.2.	General loan information and loan terms sections completed and formatting is accurate.
3.7.3.1.3.2.1.	Verify loan term, purpose, and product descriptions follow the prescribed format.
3.7.3.1.3.2.2.	Verify all applicants applying for credit, as disclosed on the application, are listed on the LE
3.7.3.1.4.	“Can this amount increase after closing?” and “Does the loan have these features” sections are completed and are accurate based on the terms disclosed on the LE.
3.7.3.1.5.	If rate is locked, were lock expiration date, time and time zone disclosed.
3.7.3.1.6.	Settlement charges good through date, time and time zone disclosed with minimum of 10 days during which borrower is permitted to shop knowing fees are locked during that timeframe.
3.7.3.1.7.	Projected Payments and Estimated Taxes, Insurance & Assessments sections are complete and accurate based on the loan terms and information known at the time of disclosure.
3.7.3.1.8.	The Closing Costs and Cash-to-Close sections are complete and accurate based on the information provided on page 2 of the LE.
3.7.3.1.9.	Fees disclosed properly (alphabetical order within Section with certain exceptions, and all title fees start with ″Title – ″) in Closing Cost Details section.
3.7.3.1.9.1.	It is recommended that an Itemization of Fees is provided for any fees disclosed as “Aggregate”. It is quite difficult to determine if the fees are disclosed properly without this information

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3.7.3.1.10.	Any addenda found in file listing ADDITIONAL fees for sections other than Section C
3.7.3.1.11.	If Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed and accurate based on early disclosures in the file.
3.7.3.1.12.	If ARM or Step Rate, is Adjustable Interest Rate (″AIR″) Table disclosed and accurate based on the early disclosures in the file.
3.7.3.1.13.	The Comparison section is complete.
3.7.3.1.14.	Rounding rules verified as per 1026.37(o)(4).
3.7.3.1.15.	Other Considerations Section is complete

3.7.4.	WRITTEN LIST OF PROVIDERS
3.7.4.1.
If the lender places fees in the Services You Can Shop For category, verify that the file contains a Written List of Providers provided to the borrower within three (3) business days of application. The WLSP must include at least one available provider for each service and state the consumer may choose a different provider for that service. If a written list of service providers is not provided, the fees will be treated as a 10% Tolerance fee but a finding for missing service provider list will be noted. If a written list of service providers is provided outside of three (3) days of the application date, the fees will be treated as a 10% Tolerance fee but a finding for a service provider list being provided outside of three (3) days from application will be noted.

3.7.5.	VARIANCE TESTS
3.7.5.1.	Utilize one (1) of the following Variance Categories in performing variance tests:
3.7.5.1.1.	Zero Tolerance/Variance* - A finding will be cited if any charges increase from the Binding LE to the Final CD without COC or BRC. Such increases include:
3.7.5.1.1.1.
Fees paid to the lender, broker or an affiliate of either lender or broker [except fees paid to an affiliate of the lender for services NOT required by the creditor are not subject to tolerance/variance per CFR 1026.19(e)(3)(iii)(E)];

3.7.5.1.1.2.	Fees paid to an unaffiliated third party if the lender did not permit the borrower to shop for servicer; and
3.7.5.1.1.3.	Transfer taxes.
3.7.5.1.1.4.	Lender Credits
3.7.5.1.2.
10% Tolerance/Variance* – A finding will be cited if the aggregate of the charges increase by more than 10% from the Binding LE to the Final CD without COC or BRC.  If a fee/service is listed on the LE but not charged/reflected on the Final CD, the fee will be removed and not considered in calculating the 10% variance threshold pursuant to Comment 19(e)(3)(ii)-5.  Such increases include:

3.7.5.1.2.1.	Recording fees; and
3.7.5.1.2.2.	Charges for third party services not paid to creditor or affiliate AND borrower permitted to shop for service but selects a provider on the creditor’s Written List of Service Providers.
3.7.5.1.2.3.	Prepaid mortgage insurance will be treated as a 10% tolerance fee if it can be shopped for (and not identified as an affiliate), otherwise it will be treated as a zero tolerance fee.

3.7.5.1.3.
No Tolerance/Unlimited – No finding will be cited if any of the charges change from the Binding LE to the Final CD, provided that the disclosed amount on the LE is based on information reasonably known to the creditor at the time of disclosure (disclosed in good faith), such as:

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3.7.5.1.3.1.	Prepaid interest;
3.7.5.1.3.2.	Property insurance premiums;
3.7.5.1.3.3.	Impounds/Escrows;
3.7.5.1.3.4.	Charges for services required by the creditor but the borrower is permitted to shop for and borrower selects a third party provider not on the lender’s Written Service Provider List; and
3.7.5.1.3.5.	Charges for third party services NOT required by the creditor (even if paid to an affiliate of the creditor).
3.7.5.1.4.	Notes of interest for “No Tolerance/Unlimited”:
3.7.5.1.4.1.
Prepaid property taxes charged by local and state governments periodically will have no tolerance under the general ‘best information reasonably available’ standard unless otherwise instructed by the Client.

3.7.5.1.4.2.
As noted above, Opus CMC will review the loan file for evidence the disclosure was not made in “Good Faith”. “Good faith” means the creditor made the estimate based on the information reasonably available to them at the time the LE was provided. Absent such evidence, Opus CMC will consider the disclosures made in “good faith”. Two examples where a disclosure would be considered not made in “good faith” and a finding cited are:

3.7.5.1.4.2.1.	The creditor requires homeowner’s insurance but fails to include a homeowner’s insurance premium, a finding will be added that the LE was not issued in good faith.
3.7.5.1.4.2.2.	The creditor knows the loan must close on the 15th of the month but estimates prepaid interest to be paid from the 30th of that month, a finding will be added that the LE was not issued in good faith.
3.7.5.1.5.	Other Variance Notes
3.7.5.1.5.1.
Additionally, if a documented valid COC or BRC occurs resulting in a change to loan terms, settlement charges or interest rate within four (4) business days of consummation, the variance test will be performed based on the revised amounts disclosed on the initial CD (or subsequent CD if change occurs after initial CD has been provided) provided that the change is related to the COC or BRC per Comment 19(e)(4)(ii)-1.

3.7.5.1.5.2.
For loans with no Interim LE and no COC or BRC occurring four (4) days prior to consummation, fees and charges on the CD are tested for compliance with permitted variances against fees disclosed on Initial LE.

3.7.5.1.5.3.	For loans with an Interim LE, the following procedures will be applied:
3.7.5.1.5.3.1.	Review of each Interim LE and fees and charges on the CD are tested for compliance with variance thresholds against fees supported by a valid COC or BRC related to the charge that increases
3.7.5.1.5.3.2.
In cases where an Interim LE is issued with several fee increases, but only some are supported by or related to a valid COC or BRC, those fees which are not supported by or related to a valid COC, BRC or disclosed on an LE that was not provided timely (within three (3) business days of changed circumstance) will be tested for variance using the amounts disclosed in the Initial LE previously valid LE.

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3.7.6.	TRID COMPLIANCE REVIEW – CLOSING DISCLOSURE (″CD″)
3.7.6.1.	Opus CMC will conduct a general CD review and verify the following:
3.7.6.2.	Recommendation: Closing Disclosure provided at closing be marked “Final.” Although this is not a requirement, marking the Closing Disclosure as Final will ensure a timely review.
3.7.6.3.	That the correct form is used and all sections of the CD are completed (no blanks or incomplete sections).
3.7.6.4.
Acknowledgement of receipt by all borrowers with a right to rescind under 1026.23 by verifying that each borrower with a right to rescind was provided with a copy of the CD. This could include the non-borrowing spouse. Acknowledgement is based on lender guidelines

3.7.6.5.
If the CD does not contain a signature line for the consumer’s signature, OPUS will look for the required alternative statement in “Other Disclosures” with the heading of “Loan Acceptance”. While not required, Opus CMC highly recommends that the client require the CD to be signed and dated by the consumer as it will ensure a timely review.

3.7.6.6.
If a subsequent CD is issued having changes to (a) the loan product which affects disclosed terms and loan information; (b) the addition of a prepayment penalty; or (c) an APR which exceeds the previously disclosed APR by more than the permitted tolerances for accuracy, OPUS will test that the borrower was given an additional three (3)-business day waiting period from the date of final pre-close CD with (a) the final loan product; (b) the prepayment penalty addition; or (c) the APR, and that the final pre-close CD has been received by borrower by consummation.

3.7.6.7.	On the final CD the following checks and limitations apply:
3.7.6.7.1.	Verification of the technical formatting of the CD is out of scope in the standard review. The formatting of the document is the responsibility of the document preparation source.
3.7.6.7.2.	Closing, Transaction and Loan Information sections have been completed with accurate information.
3.7.6.7.3.	Loan terms sections are completed.
3.7.6.7.3.1.	Opus CMC will verify loan term, purpose, and product descriptions follow the prescribed format.
3.7.6.7.3.2.	Opus CMC will verify all applicants applying for credit, as disclosed on the application, are listed on the LE
3.7.6.7.4.	“Can this mount increase after closing?” and “Does the loan have these features” sections are completed accurately.
3.7.6.7.5.	Projected Payments and Estimated Taxes, Insurance & Assessments sections are completed accurately.
3.7.6.7.6.	Fees have been disclosed properly (alphabetically, correct buckets and all title fees start with ″Title – ″) in Closing Cost Details section.
3.7.6.7.7.	Any addenda found in file listing ADDITIONAL fees for sections other than Section C (Services You Can Shop For).
3.7.6.7.8.	Calculating Cash to Close table completed accurately.
3.7.6.7.9.	Summaries of Transaction section completed accurately
3.7.6.7.10.	Loan Disclosures section complete:
3.7.6.7.10.1.	CD Assumption, Demand Feature, Negative Amortization, and Partial Payments sections completed properly (at least and only one box selected).
3.7.6.7.10.2.	Late Payment completed properly (terms disclosed and accurate per note).
3.7.6.7.10.3.	Escrow Amount section completed properly (only one box selected and amounts disclosed).
3.7.6.7.10.3.1.	Escrow Property Costs over Year 1 to be calculated per the payments scheduled to be made in a 1 year period after consummation (1026.38)I)(7)(i)(A)(1).
3.7.6.7.11.	Non-Escrowed Property Costs over 1 Year to be calculated using either 11 or 12 months as determined by client. (1026.38)(I)(7)(i)(B)(1)

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3.7.6.7.12.	If Interest Only, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (″AP″) Table disclosed accurately.
3.7.6.7.13.	If ARM or Step, is Adjustable Interest Rate (″AIR″) Table disclosed accurately.
3.7.6.7.14.	Loan Calculations section complete and accurate.
3.7.6.7.14.1.	Total of Payments is accurate per 1026.38(o)(1).
3.7.6.7.14.1.1.	Include fees in section A, B, and C that are paid by the borrower as well as the seller or other if those fees are customarily paid by the borrower.
3.7.6.7.14.2.	Capture amounts disclosed in Loan Calculations section and test for TILA tolerance violations on disclosed APR and Finance Charge.
3.7.6.7.14.3.	Total Interest Percentage (TIP) accurate with proper rounding.
3.7.6.7.15.	Other Disclosures section complete with at least one choice selected as applicable.
3.7.6.7.15.1.
Review for the creditor’s selection of one of the two options in the Liability After Foreclosure section, but will not make an independent judgment whether or not the selection is correct for the property state. Only issue a condition if either no selection is made or if both selections are made.

3.7.6.7.16.	Contact Information section is complete with information from the each party of the transaction provided as applicable.
3.7.6.7.17.
Rounding rules verified as per 1026.38(t)(4). Rounding on all percentages except APR is percentages should be truncated so that a zero is not disclosed in the last decimal place (7.250 should be rounded to 7.25).

3.7.7.	TRID METHOD OF RECEIPT OF LE AND CD
3.7.7.1.
Determine the method of receipt of the revised LE and CD and perform a compliance test with timing requirements.  For purposes of the review and verification, the date the borrower is deemed to have received the disclosure(s) is based on any of the following methods:

3.7.7.1.1.	In Person: borrower signature date is used.
3.7.7.1.2.	Electronic* - No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of e-delivery date is used.
3.7.7.1.3.	Electronic* - With Receipt Confirmation in File, date of receipt confirmation is used.
3.7.7.1.4.	Electronic*-Delivery confirmation of an email, assuming the borrower(s) have consented to electronic delivery.
3.7.7.1.5.
Mail (USPS or other parcel delivery service) – No Receipt Confirmation in File:  three (3) business days from later of document issue date or proof of mailing date is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements.

3.7.7.1.6.
Mail (USPS or other parcel delivery service) – With Receipt Confirmation in File:  date of receipt confirmation is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements. Unknown (unable to determine delivery method or unable to verify borrower received disclosures in any other method than by USPS Mail method):  follow the USPS Mail delivery method of three (3) business days from the document issue date. As noted above, a signature by anyone other than the borrower(s) constitutes evidence of delivery and the method of receipt will be considered unknown, requiring an additional three (3) days from the date the non-borrower received the documents.

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3.7.7.2.
*NOTE:  If disclosures are sent electronically, a finding will be cited if there is no evidence in the file that the borrower consented to receive disclosures electronically. Default to the three (3) business day mail rule for delivery without the proper documentation of borrower consent.

3.7.8.	OTHER RECOMMENDED TRID COMPLIANCE TESTS
3.7.8.1.	Apply the following additional compliance tests which were included in the recommended review scope resulting from the 2015 CFPB Amendments:
3.7.8.2.	Use of TRID forms prior to TRID effective date: a finding will be cited if the new TRID forms are utilized on a loan with an application received prior to the October 3, 2015 effective date.
3.7.8.3.
Use of TRID forms on loans not covered by TRID:  a finding will be cited if the new TRID forms are utilized on loans not covered by TRID (i.e., HELOC, i.e. reverse mortgages, i.e. Chattel Dwelling loans (loans on mobile homes that are not also secured by the underlying real property or loans on houseboats).

3.7.8.4.
Your Home Loan Toolkit: a finding will be cited if the new Your Home Loan Toolkit Disclosure or evidence the disclosure was delivered or placed in the mail is not in the file or was not provided to the borrower within three (3) business days of application.

3.7.8.5.
Consummation Date: Consummation varies by applicable state law and the term is not often clearly defined. Accordingly generally use the notary date.  If there are multiple borrowers and they do not all sign the documents on the same day, then use the latest signature date.

3.7.8.6.	Post-Consummation Disclosures: TRID review scope will not include testing for compliance with the following post-consummation disclosures under TRID:
3.7.8.6.1.	Escrow Closing Notice; and
3.7.8.6.2.	Mortgage servicing transfer and partial payment notices.

3.7.9.	SUBSEQUENT CHANGES AFTER CONSUMMATION
3.7.9.1.	The following prescribed cures as set forth in section 1026.19 (f)(2)(iii) through (v) are acceptable for changes and corrections to the Final CD after consummation.
3.7.9.1.1.	1026.19(f)(2)(iii) – Changes due to events occurring after consummation.
3.7.9.1.1.1.
If within 30 days of consummation, an event in connection with the settlement of the transaction occurs that causes the final CD to become inaccurate and such inaccuracy results in a change to an amount actually paid by the borrower(s) from the amount disclosed, test for evidence that a new, corrected CD is delivered or placed in the mail to the borrower within thirty (30) days of receiving information that an event occurred.

3.7.9.1.2.	1026.19(f)(2)(iv) – Changes due to clerical errors.
3.7.9.1.2.1.
Non-numeric clerical errors, for the purpose of this scope document are any error not related to a disclosed dollar amount or percentage. Test for evidence a new, corrected CD is delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation. Examples of non-numeric clerical errors include but are not limited to:

3.7.9.1.2.1.1.	Corrections to the closing information section.
3.7.9.1.2.1.2.	Corrections to the transaction information section.
3.7.9.1.2.1.3.	Corrections to loan id # or MIC #.
3.7.9.1.2.1.4.	Corrections to non-numeric identifiers in the Estimated Taxes, Insurance & Assessments section.
3.7.9.1.2.1.5.	Corrections to the fee labels and/or order of fees.
3.7.9.1.2.1.6.	Corrections to the location of the fee(s).
3.7.9.1.2.1.7.	Corrections to missing cure language.

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3.7.9.1.2.1.8.	Corrections to the “Did This Change” section of Calculating Cash to Close.
3.7.9.1.2.1.9.	Corrections to the Loan Disclosures section
3.7.9.1.2.1.10.	Corrections to non-numeric items in the Escrow Account section.
3.7.9.1.2.1.11.	Corrections to the Other Disclosures section.
3.7.9.1.2.1.12.	Corrections to the Contact Information section.
3.7.9.1.3.	1026.19(f)(2)(v) – Refunds related to the good faith analysis.
3.7.9.1.3.1.	Test for evidence such as a copy of the refund check, a new corrected CD, and evidence the creditor delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation.
3.7.9.2.
A post-consummation CD is understood to be a re-issued CD with a Date Issued represented as the date the post-consummation CD was issued. Corrections to the final pre-close CD should not be accepted as a post-consummation CD noted in the prescribed cures above.

3.7.9.3.
Errors on LE’s and Interim CD’s and numeric errors on final CD’s which do not have prescribed cures as per the regulation will not be reported as having been cured. The assessment of risk and decision to accept a finding that does not have a prescribed cure is the responsibility of the purchaser of the loan.

3.8	Additional Disclosures and Requirements:

Consultant will confirm compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:
3.8.1	Servicing Transfer Disclosure (for applications prior to 10/03/2015):
3.8.1.1	Confirm the presence of the Servicing Transfer Disclosure form in file
3.8.1.2	Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”
3.8.2	Special Information Booklet (for applications prior to 10/03/2015)/ Home Loan Tool Kit (for applications on or after 10/03/2015):
3.8.2.1	Confirm the presence of the Home Loan Tool Kit is in file for covered loans.
3.8.2.2	Confirm the Home Loan Tool Kit is provided within three general business days of application
3.8.3	Affiliated Business Disclosure
3.8.3.1	Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements
3.8.3.2
Confirm the Affiliated Business Disclosure provided within three general business days of “Application” (Consultant reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)

3.8.3.3	Confirm the Affiliated Business Disclosure is executed.
3.8.4	Initial Escrow Disclosure Statement
3.8.4.1	Confirm the presence of the Initial Escrow Disclosure Statement in file
3.8.4.2	Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

3.9	National Flood Insurance Program (NFIP)

Each mortgage loan will be reviewed to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

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3.10	Homeowner’s Flood Affordability Act (HFIAA)
Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf shall require the escrow of all premiums and fess for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016

3.10.1	Frequency – Payable with same frequency as payments designated for the loans
3.10.2	Exceptions
3.10.2.1	Loan is an extension of credit primarily for business, commercial or agricultural purposes
3.10.2.2	Loan is in a subordinate position to a senior lien secured by the same residential improved real estate or mobile for which the borrower has obtained flood insurance
3.10.2.3	Flood Insurance coverage for the residential real estate is provided by a policy that
3.10.2.3.1	Meets requirements
3.10.2.3.2	Provided by a condominium association, cooperative or other applicable group and
3.10.2.3.3	The premium for which is paid by the condominium associate, cooperative, homeowners association, or other group as a common expense.

3.11	Regulatory Compliance Disclaimer

Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein.  There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans.  Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.
Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions.  They are recommendations or conclusions based on information provided to Consultant.  All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines.  Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.
3.12	Seasoning and Certain Compliance Exceptions
Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan.  Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer.  The time period is not limited for claims, other than recession, which are raised as a defense to foreclosure.  Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law.  Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.
4.	High Cost - State & Local Anti-Predatory Regulations:

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In addition to federal thresholds, Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW – legal guidance documentation available for detailed discussion, if necessary:
4.1	Arkansas Home Loan Protection Act, AR. Stat. Ann. § 23-53-101 et seq.
4.2	California Anti-Predatory Lending Statute, CA. Fin. Code § 4970 et seq.
4.3	California Higher Priced Mortgage Loan Statute, CA. Fin Code § 4995 et seq.
4.4	Colorado Consumer Equity Protection Act, CO. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007)
4.5	Colorado Consumer Credit Code, CO. Rev. Stat. 5-1-101 et seq.
4.6	Connecticut Abusive Home Loan Lending Practices Act, CT. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, CT. House Bill 5577 (2008).
4.7	Connecticut Nonprime Home Loan Statute, CT. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949.
4.8	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. and DC Mortgage Disclosure Act of 2007.
4.9	Florida Fair Lending Act, FL. Stat. Ann. § 494.0078 et seq.
4.10	Georgia Fair Lending Act, GA. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)
4.11	Idaho Residential Mortgage Practices Act, ID. Code § 26-3101 et seq.
4.12	Illinois High Risk Home Act, IL. Comp Stat. tit. 815, §§137/5 et seq.
4.13	Illinois High Risk Home Loan Regulations, 38 IL. Admin. Code § 345.10 et seq.
4.14	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).
4.15	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.

4.16	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
4.17	Indiana Home Loan Practices Act, IN. Code § 24-9-1-1 et seq. and as amended by 2005 In. P.L. 141 § 6 P2013-011.
4.18	Kansas Consumer Credit Code, KS. Stat. Ann. § 16a-1-101 et seq. Sections 16a-1-301, 16a-3-207 and 16a-3-308a.
4.19	Kentucky Anti-Predatory Lending Statute, KY. Rev. Stat. § 360.100 et seq. and as amended by KY. House Bill 552 (2008).
4.20	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A ME. Rev. Stat. Ann. §§ 8-101; 8-103(1); 8-206(8); 8-206A and ME. Legislative Document 1869 (2007).
4.21	Maryland Commercial Law, MD. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by MD. Senate Bill 270 (2008) and Maryland Regulations under the MD. Mortgage Lender Law (2009).
4.22	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the MD. Mortgage Lender Law, MD. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; MD. Code Regs. §§ 09.03.06.01 et seq.
4.23	Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA. House Bill 4387 (2008) 20. MA. Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
4.24	Massachusetts Regulations for Higher Priced Mortgage Loans, 209 MA. Code Regs. §§ 32.00
4.25	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
4.26	Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).
4.27	Michigan Consumer Mortgage Protection Act, MI. Stat. Ann. § 445-1631 et seq.
4.28	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).
4.29	Nebraska Mortgage Bankers Registration and Licensing Act, NE. Stat.§ 45-702 et seq.
4.30	Nevada Anti-Predatory Lending Law, NV. Rev. Stat. § 598D.010 et seq. and as amended by AB 440 and 492.
4.31	New Jersey Home Ownership Security Act of 2002, NJ. Stat. Ann. § C:46:10B-22 et seq. and as amended by PL. 2004, Ch. 84 § 1.

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4.32	New Mexico Home Loan Protection Act, NM. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).
4.33	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
4.34	New York High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-l (2003) and 6-m (2008).
4.35
North Carolina Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).

4.36	Ohio Anti-Predatory Lending Statute, OH. Rev. Code Ann. §§ 1349.25 to 1349.37and § 1.63 and as amended by S.B. 185.
4.37	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
4.38	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
4.39	Oklahoma Higher –Priced Mortgage Loans Law, OK. Admin. Code §§ 160:45-9-1 et seq.
4.40	Pennsylvania Consumer Equity Protection Act, 63 PA. Cons. Stat. Ann. § 456.501 et seq.
4.41	City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
4.42	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI. Gen. Laws. §§ 34-25.2-1 et seq., including the Emergency and Final Regulations.
4.43	South Carolina High-Cost and Consumer Home Loans Act, SC. Code § 37-23-10 et seq.
4.44	South Carolina Consumer Protection Code, SC. Code 37-1-101 et seq.
4.45	Tennessee Home Loan Protection Act, TN. Code Annotated §§ 45-20-101 et seq., Title 47 et seq.
4.46	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.
4.47	Texas Constitution, Section 50(a)(6), Article XVI
4.48	Utah Residential Mortgage Practices Amendments, UT. Code Ann. § 61- 2c-102 et seq.
4.49	Utah High Cost Home Loan Act, UT. Code § 61-2d-101 et seq.
4.50	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
4.51	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), VA. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.
4.52	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), VA. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.
4.53	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
4.54	Wisconsin Responsible High Cost Mortgage Lending Act, WI. Stat. § 428.202.
4.55	West Virginia Residential Mortgage Lender, Broker and Servicer Act, WV. Code § 31-17-1 et seq.
4.56	Wyoming Credit Code, WY. Stat. Ann. §§ 40-14-101 et seq.

5.	Misrepresentation and Third Party Product Review
Validate that fraud reports and independent third party property valuations reports are in the file. The review will consist of the following:
5.1	Misrepresentation Review
Review on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation.  The Misrepresentation may include the following:
5.1.1	Signatures
Validate signature consistency across documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable efforts to validate the consistency of signatures across documents.
5.1.2	Alerts
Assess credit report alerts for accuracy and potential issues.
5.1.3	Social Security Numbers
Compare SSN(s) across all file documents.
5.1.4	Document Integrity

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Review for apparent alterations to loan documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable review of alterations to the loan documents.
5.1.5	Data Consistency
Review the documents contained in the loan file for consistency of data.
5.1.6	Third Party Fraud Tools
To the extent a third party fraud tool is contained in the loan file, the Consultant will ensure   high level or critical warnings are reviewed and addressed.
5.2	Independent Third Party Values
Review each loan to determine whether a third party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance and apply the appropriate rating agency grade after reviewing the required valuation products.
5.2.1
For loans seasoned less than 12 months a retroactive desk review will generally be ordered.  If the retroactive desk review supports the origination appraised value within a 10% variance no additional products will be required.  If the retroactive desk review does not support the original appraised value within a 10% variance, a secondary valuation product such as a field review or drive-by appraisal will be required.  If the loan is seasoned more than 12 months generally a BPO can be ordered.  The seasoning and products can be adjusted to meet specific rating agency requirements.

5.2.2	Consultant will also perform the following steps
5.2.2.1	Based on review of the original appraisal
5.2.2.1.1	Property is complete
5.2.2.1.2	Value is based on as-is condition
5.2.2.1.3	Property is described as average or better condition
5.2.2.1.4	No apparent appraiser independence violation statements
5.2.2.1.5	Appraisal addresses any adverse comments
5.2.2.2	Appraisal is completed on appropriate GSE Form
5.2.2.2.1	Appraisal contains required attachments
5.2.2.3	Appraiser was appropriately licensed at the time the appraisal was signed
5.2.3
If the valuation vendor des not supply the updated valuation product directly to the Consultant, the Client will authorize the valuation vendor to issue an attestation with sufficient information for the Consultant to determine the correct valuation product was utilized to verify the accuracy of the origination appraisal.

5.2.4	Value Review Disclaimer
5.2.4.1
The individuals performing the above procedures are not person providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law.

5.2.4.2	Opus makes no representation or warranty as to the value of the mortgaged property, notwithstanding that Opus may have reviewed the valuation information for reasonableness.
5.2.4.3	Opus is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property.
5.2.4.4
Opus is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore opus will not have and communications with or responsibility to any individual concerning property valuations.

5.3	Payment History and Servicing Comments
If a loan is seasoned more than 12 months, the Client will provide payment histories and servicing comments for (i) 36 months, or (ii) the time period required by the rating agencies.  The Consultant will review the provided payment histories and comments to determine the following:
5.3.1	– Timely payment posting
5.3.2	– Request for modification
5.3.3	– Property condition issues

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5.3.4	– Change in occupancy
5.3.5	– Change in ability to pay
5.3.6	– Other items impacting the enforcement of the lien
5.4	Title Reports
5.4.1
If the loan is season over 24 months Consultant will facilitate the ordering of title reports.  Consultant and client agree the vendor providing the title reports will be responsible for issuing a separate 15E.

5.4.2	Consultant is not responsible for the accuracy of the title reports, nor makes any representations or warranties with respect to any of the information contained in the title reports.
5.5	Updated FICO Scores
If the FICO score contained in the loan file is aged more than 6 months, an updated FICO score will be required
5.6	Properties in FEMA declared disaster zones.
If a FEMA declared disaster occurs after the inspection date on the appraisal, Consultant will review the file to determine if an exterior  inspection to ensure
5.6.1	No apparent damage to the property
5.6.2	Property appears to be occupied
5.6.3	To the extent the property is located in an active FEMA zone and no inspection was located in the provided, Consultant will order an inspection.
6.	Data Compare

Client will provide a data tape with the following data fields and Consultant will compare the field to the applicable source document and report any variance.  Consultant and Client can mutually agree to change the listed fields a review by review basis.
6.1	Appraised Value
6.2	CLTV
6.3	DTI
6.4	FICO
6.5	Interest Only
6.6	Interest Rate
6.7	Loan Term
6.8	Loan Purpose
6.9	LTV
6.10	Occupancy
6.11	Original Balance
6.12	Property Address
6.13	Property City
6.14	Property State
6.15	Property Type
6.16	Sales Price

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6.17	Second Mortgage Lien Amount
6.18	Self Employed
6.19	Units
6.20	Zip Code
6.21	Loan Type
6.22	QM Status

7.	Fitch Grading Criteria
Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Fitch in their current industry publications as updated from time to time.

8.	Moody’s Grading Criteria
Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Moody’s in their current industry publications as updated from time to time.

9.    Kroll Grading Criteria
Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Kroll in their current industry publications as updated from time to time.

10.	Standard & Poor’s Grading Criteria
Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Standard & Poor’s in their current industry publications and updated from time to time.

11.	DBRS Grading Criteria
Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by DBRS in their current industry publications and updated from time to time.

12.	Opus Grading Criteria
Grading shall be provided for each exception, each exception category and holistically for each loan. The following grading is not intended for securitization reviews and Opus will not issue a Rating Agency Narrative, Reliance or Form ABS Due Diligence 15E if Client elects to utilize the following grading criteria. The methodology for the application of grading is defined by Opus and updated from time to time shall be determined as follows:
12.1	Opus Credit Grades
12.1.1	Opus Level 1 Credit Grade Definition
Loan was originated in accordance with the mortgage loan originator underwriting guidelines without exception.
12.1.2	Opus Level 2 Credit Grade Definition

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Loan was originated in substantial compliance with the originator's underwriting guidelines and there are sufficient compensating factors for any exceptions.
12.1.3	Opus Level 3 Credit Grade Definition
Loan was not originated in substantial compliance with the originator's underwriting guidelines and there are insufficient compensating factors for the exceptions or is missing material documentation.
12.2	Opus Property Grades
12.2.1	Opus Level 1 Property Grade Definition
Property value appears to be within 10% of original appraised amount and there are no material deficiencies in the appraisal process.
12.2.2	Opus Level 2 Property Grade Definition
Property value appears to be within 10% of original appraised amount, but minor issues in the appraisal process were identified.
12.2.3	Opus Level 3 Property Grade Definition
Property value does not appear to fall within 10% of the original appraised value and/or material deficiencies exist with respect to the appraisal process or the file is missing material documentation.
12.3	Opus Compliance Grades
12.3.1	Opus Level 1 Compliance Grade Definition
Loan complies with all applicable laws and regulations reviewed under the applicable scope of work.
12.3.2	Opus Level 2 Compliance Grade Definition
There are minor issues regarding legal and/or regulatory compliance but such issues do not represent risks to the enforceability of the borrower's obligation under the loan documents and will not result in assignee liability to the investor.
12.3.3	Opus Level 3 Compliance Grade Definition
Loan is not in compliance with laws and regulations reviewed under the applicable scope of work or the loan is missing material documentation.

13.	HMDA Fields Capture

i.	Consultant will provide a report showing the HMDA data fields collected from the loan files.
ii.	Consultant will include level 3 conditions on a cumulative report based on the discrepancy triggers below.
iii.	If the Consultant has not received HMDA data fields from originator, Consultant will create a Grade 3 exception requiring the documentation be submitted.
iv.	The HMDA Discrepancy review and Comparison scope will consist of the following:

HMDA Field	Compare	Discrepancy Triggers
ULI	Website Check	If the ULI doesn't exist per Check (https://ffiec.cfpb.gov/tools/check-digit) Any Discrepancy: Grade 3
Application Date	Comparison to OF Entry	No grading required for discrepancy
Loan Type	Comparison to OF Entry	Any Discrepancy: Grade 3
Loan Purpose	Comparison to OF Entry	Any Discrepancy: Grade 3

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HMDA Field	Compare	Discrepancy Triggers
Occupancy	Comparison to OF Entry	Any Discrepancy: Grade 3
Street Address	Comparison to OF Entry	Any Discrepancy: Grade 3
City	Comparison to OF Entry	Any Discrepancy: Grade 3
State	Comparison to OF Entry	Any Discrepancy: Grade 3
Zip	Comparison to OF Entry	Any Discrepancy: Grade 3
Income	Audit Income Annualized and Rounded - then Divided by 1000	No grading required for discrepancy
Lien	Comparison to OF Entry	Any Discrepancy: Grade 3
Total Loan Costs	Comparison to OF Calcs	Only CRA and FLOW/BULK Jumbo will result in Level 3 - INV is Comparison Only (only one of TLC or TPF are required) (no tolerance)
Total Points and Fees	Comparison to OF Calcs	Only CRA and FLOW will result in Level 3 - INV is Comparison Only (only one of TLC or TPF are required) (no tolerance)
Origination Charge	Comparison to OF Calcs	No grading required for discrepancy
Discount Points	Comparison to OF Calcs	No grading required for discrepancy
Lender Credit	Comparison to OF Calcs	No grading required for discrepancy
Interest Rate	Comparison to OF Entry	Any Discrepancy: Grade 3
Loan Term	Comparison to OF Entry	Any Discrepancy: Grade 3
ARM Period	Comparison to OF Entry	No grading required for discrepancy
Balloon	Comparison to OF Entry	No grading required for discrepancy
IO	Comparison to OF Entry	No grading required for discrepancy
Property Value	Comparison to OF Entry	Any Discrepancy: Grade 3
Units	Comparison to OF Entry	No grading required for discrepancy
NMLSID	Comparison to OF Entry	Any Discrepancy: Grade 3
Commercial	Comparison to OF Entry	No grading required for discrepancy
MultiAffordable Units	Comparison to OF Entry	No grading required for discrepancy

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HMDA Field	Compare	Discrepancy Triggers
County	Report only
Census Tract	Report only

13.            Section 13.1 is hereby inserted into Exhibit A to the SOW as follows:
13.1            Regulatory Compliance Disclaimer

Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the_ mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.

Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Consultant. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

14.            Section 14.1 is hereby inserted into Exhibit A to the SOW as follows:

14.1            Seasoning and Certain Compliance Exceptions
Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan, Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than recession, which are raised as a defense to foreclosure. Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

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Data Integrity: Consultant compared the data supplied on the bid tape provided by the Client to the documents contained in the loan file. If the comparison revealed discrepancies, these were reconciled by Consultant and reported as a data difference and the final data tape updated accordingly.  Data elements for comparison were determined on an “as available” basis and upon mutual agreement between Consultant and Client.

Exhibit A Pool Details

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Exhibit A Tape Discrepancies

Data Element	Count	Accuracy
Application Date	0	100.00%
Appraised Value	0	100.00%
CLTV	14	92.39%
DTI	109	40.76%
FICO	2	98.91%
First Payment Date	0	100.00%
Interest Rate	0	100.00%
Junior Lien Balance	0	100.00%
Loan Purpose	0	100.00%
Loan Term	0	100.00%
Loan Type	0	100.00%
LTV	11	94.02%
Maturity Date	0	100.00%
Note Date	6	96.74%
Number of Borrowers	0	100.00%
Occupancy	0	100.00%
Original Loan Amount	0	100.00%
Original P&I	0	100.00%
Original Payment	0	100.00%
Property Address	26	85.87%
Property City	1	99.46%
Property County	4	97.83%
Property State	0	100.00%
Property Type	13	92.93%
Qualifying FICO	0	100.00%
Sales Price	0	100.00%
Second Mortgage Lien Amount	0	100.00%
Borrower Last Name	6	96.74%
Borrower First Name	5	97.28%
Self Employed	7	96.20%
Units	0	100.00%
Zip Code	15	91.85%
CoBorrower First Name	1	99.46%
CoBorrower Last Name	1	99.46%
Total Loans	184

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Loan Grading Definitions

Credit

S&P	Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Compliance

S&P	Moody’s	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	The loan file is missing critical documentation required to perform the review

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Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A
Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C
Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A
First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B
First Level Review Value is greater than a 10% variance to the original appraisal but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability

C
Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form wa

s not utilized, and/or the appraisal and/or does not meet guidelines

D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

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Exhibit A Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated June 17, 2021.

Fitch Overall Loan Grade

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	33	0	0	0
B	2	16	0	0
C	11	52	0	0
D	31	39	0	0

Fitch Credit Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	100	0	0	0
B	2	0	0	0
C	11	1	0	0
D	70	0	0	0

Fitch Compliance Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	77	0	0	0
B	2	47	0	0
C	32	23	0	0
D	2	1	0	0

Fitch Value Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	117	0	0	0
B	0	0	0	0
C	0	67	0	0
D	0	0	0	0

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Moody's Overall Loan Grade

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	33	0	0	0
B	2	16	0	0
C	11	52	0	0
D	31	39	0	0

Moody's Credit Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	100	0	0	0
B	2	0	0	0
C	11	1	0	0
D	70	0	0	0

Moody's Compliance Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	77	0	0	0
B	2	47	0	0
C	32	23	0	0
D	2	1	0	0

Moody's Value Grading

Final Grade (columns) / *Initial Grade* (rows)

	A	B	C	D
A	117	0	0	0
B	0	0	0	0
C	0	67	0	0
D	0	0	0	0

Kroll Overall Loan Grade

Final Grade

**Initial Grade**

	A	B	C	D
A	33	0	0	0
B	2	16	0	0
C	11	52	0	0
D	31	39	0	0

Kroll Credit Grading

Final Grade

**Initial Grade**

	A	B	C	D
A	100	0	0	0
B	2	0	0	0
C	11	1	0	0
D	70	0	0	0

Kroll Compliance Grading

Final Grade

**Initial Grade**

	A	B	C	D
A	77	0	0	0
B	2	47	0	0
C	32	23	0	0
D	2	1	0	0

Kroll Value Grading

Final Grade

**Initial Grade**

	A	B	C	D
A	117	0	0	0
B	0	0	0	0
C	0	67	0	0
D	0	0	0	0

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S&P Overall Loan Grade

Final Grade

Initial Grade	A	B	C	D
A	33	0	0	0
B	2	16	0	0
C	11	52	0	0
D	31	39	0	0

S&P Credit Grading

Final Grade

Initial Grade	A	B	C	D
A	100	0	0	0
B	2	0	0	0
C	11	1	0	0
D	70	0	0	0

S&P Compliance Grading

Final Grade

Initial Grade	A	B	C	D
A	77	0	0	0
B	2	47	0	0
C	32	23	0	0
D	2	1	0	0

S&P Value Grading

Final Grade

Initial Grade	A	B	C	D
A	117	0	0	0
B	0	0	0	0
C	0	67	0	0
D	0	0	0	0

DBRS Overall Loan Grade

Final Grade

Initial Grade

	A	B	C	D
A	33	0	0	0
B	2	16	0	0
C	11	52	0	0
D	31	39	0	0

DBRS Credit Grading

Final Grade

Initial Grade

	A	B	C	D
A	100	0	0	0
B	2	0	0	0
C	11	1	0	0
D	70	0	0	0

DBRS Compliance Grading

Final Grade

Initial Grade

	A	B	C	D
A	77	0	0	0
B	2	47	0	0
C	32	23	0	0
D	2	1	0	0

DBRS Value Grading

Final Grade

Initial Grade

	A	B	C	D
A	117	0	0	0
B	0	0	0	0
C	0	67	0	0
D	0	0	0	0

Opus	Privileged and Confidential	Page 35

Exhibit A-(184 Loans) Number Loans

Loan Number	Loan Number	Loan Number
400598367	104086699	600258792
104019607	600251890	400594755
104028150	104139940	400612383
104043882	104223584	400615888
104048591	104236607	400627391
104072137	104199514	600250848
104075816	104180088	600230382
104098354	400607527	104285348
104134053	104183494	104029122
104134627	600242577	104124257
104150552	600251623	400614476
104195100	104242995	400630201
104206785	400600800	400616942
400613167	400621193	400618025
600244730	104122158	104199211
600248506	600255977	104242023
600250274	104108812	400607996
600250595	400522652	400626318
600243301	104202989	104123068
104192760	600250447	104216987
104230527	104078409	104201725
104154801	400620615	104225897
104153959	600251301	104286250
104196533	104164676	104223055
104185781	104183493	400528956
104242821	400584563	104258980
600255172	104145677	104248509
400611122	400613668	104202483
104178925	104244459	104071412
104025486	104203639	104252401
104222826	104250509	104210189
104214453	600218643	104203592
600250692	104182926	104246612
104218878	400628518	400514060
400626112	104079340	104271193
104218558	400602893	104270223
600256211	104119946	104291826
104123527	104230226	600252230
104214705	400627962	600251979
600249767	400629024	600253989
104274687	104238501	104156902
400598894	104221020	400627734

Opus	Privileged and Confidential	Page 36

104196548	400601103	104219750
104198698	104042038	104236573
400613621	104239625	600254543
400612100	400632731	104260208
104048552	400621778	104158618
104167091	104194064	600254597
600254272	104188502	104042001
104212627	104238552	104206786
104189190	104157026	400532653
104119331	104023413	104205419
104196191	104237383	104268700
104093242	600261333	400623593
400613288	400604817	104212596
400620854	400626561	400546030
104221689	104055977	104281426
104218624	104228538	104286675
104217094	400623910	104300472
600251216	400614072	104186965
104191652	400561881
104244485	400622624

Opus	Privileged and Confidential	Page 37

Exhibit B
Value Only Review - Securitization

Amendment to SOW to include Value Only review scope as defined below:
◾	Full Appraisal = CU Risk Score of 2.5 or better = Opus will review the Appraisal and AUS to confirm the appraisal information and the CU Risk Score for the applicable loan.

◾
Full Appraisal = CU Risk Score of > 2.5 = loanDepot will provide Opus with Appraisal, AUS, UCPD, Note and Opus will order CDA. Opus will confirm the appraisal information and order a CDA. If CDA value is at least 90% of the Appraised value, no additional value product is needed.

•	If not within 10%, Opus will order a Field Review/2055 to support value.

◾
PIW = OPUS will receive AUS, Note and an AVM provided by loanDepot with a “High Confidence,” a confidence score of 80 or higher and the AVM value must be 90% or more of the implied value, based on loan amount / LTV from AUS, as compared to the AVM value.

Capitalized terms used herein, unless defined where used, shall have the meanings ascribed to such terms in the SOW.  This constitutes the entire agreement and understanding between the Parties with respect to amending the SOW.   Except as expressly set forth in this Amendment, the terms and conditions of the SOW are hereby ratified, confirmed and approved in their entirety and shall continue in full force and effect, enforceable in accordance therewith and shall govern this Amendment. This Amendment may be executed in one or more counterparts, including facsimile counterparts, each of which, when so executed, shall be deemed an original and all of which, together, shall constitute one and the same instrument.

Opus	Privileged and Confidential	Page 38

Loan Grading Definitions

Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A
Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C
Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A
First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B
First Level Review Value is greater than a 10% variance to the original appraisal but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability

C
Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Opus	Privileged and Confidential	Page 39

Exhibit B Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated June 21, 2021.

Opus	Privileged and Confidential	Page 40

Exhibit B- (324 Loans)Number Loans

Loan Number	Loan Number	Loan Number	Loan Number
103995176	400615083	104255392	104222090
400617248	400615485	400627857	104136785
104135181	104190784	400574252	400604389
104246420	104222142	104176650	104192246
400627061	400631819	104237785	600255191
104255640	104215941	400620380	400625683
400605013	104240115	400597804	600257364
400607305	104230996	104164498	400606484
104147369	104268731	104222464	400612572
600249549	400620045	400625257	104231819
104240626	400636046	400607256	600258722
104262445	104055652	400618487	104221280
104193081	104211870	104244388	400614296
600245075	104255258	600250160	104161718
104212451	104237600	104120261	600249006
600243706	104100026	104174406	104246620
104223600	104106765	400614232	104087681
104257447	104125259	400600305	400592530
104269900	104144088	400628903	104196118
104208703	104206636	400621820	104166760
104192184	104210004	104084078	400543560
400629103	104214040	400602697	400599135
400616823	104229771	600248557	104196682
400608748	104231629	400615892	104138453
400610960	104259499	400595208	104169226
104240551	400632805	104161628	104160972
104174467	104120030	600255096	400606567
104241044	104283569	104141411	400624500
104084835	104148721	104007893	400621888
104224992	104297848	400623815	600249982
104243879	104305084	104193968	104056724
600258798	104200163	400557125	104218590
400623438	104280756	600260463	400592837
104184961	104291392	104114473	104236728
104177485	400617778	104213637	104209566
104205575	600244743	104150222	400616050
104253174	104133407	104194281	104187803
104214496	400609779	104176052	104132748
104090853	400583843	600232040	104178828
400631999	104207860	104244358	103878970
104260875	400616781	600259839	104199195
104264491	400601308	104235590	104197017

Opus	Privileged and Confidential	Page 41

400629113	400599761	104095161	104268879
400599705	600253551	104056209	600241749
104188533	104147313	104109836	600253688
104091753	400620260	400613814	600254210
103991803	104126099	104215268	600258699
104241405	400623772	104084338	104228916
104205701	104155307	400625380	104235161
104085500	600253080	104146747	400627837
104184861	600254090	400625433	600238999
104210100	104114081	600242198	600260708
400621822	104204926	104158957	104073154
400625911	104219931	104252819	104112253
104171449	104219394	400621921	104171625
104169916	104229051	400624517	104193490
104096691	104248015	400621941	104237559
104268386	600256017	104232352	104244712
600254743	600248728	600250693	104247210
600256034	400591571	400621812	104275409
104221755	400618107	400625015	400592736
104245357	400625511	104175787	104273718
400631243	600246426	600253158	104210325
104069782	104152026	104106070	104232565
600257739	600242043	104065705	104250503
104231242	104146336	104145669	104096457
104176907	104252325	400620017	104207372
104234138	104121806	400621783	104221641
104287932	400618896	400621669	104238776
104268529	104033486	400610905	400629596
104119865	400623668	104223595	600261420
104222746	104192591	400610184	103877433
104180340	104177545	400606802	600248116
104074608	104129747	104200169	104158346
400629093	104214151	104217781	600240644
104181601	104218039	104256955	400598097
104176309	400603131	400626217	400600105
104211865	104259716	104180120	600250619
104256716	104107124	600261489
104148825	104183783	104014138
104226765	104210503	104217667
104184639	104229027	400622635

 If you have any questions, please contact Peter Butler at Peter.Butler1@wipro.com